                                                                       EXHIBIT 1

                               5,344,167 SHARES


                           MAXWELL SHOE COMPANY INC.


                             CLASS A COMMON STOCK


                            UNDERWRITING AGREEMENT


                                                                  April __, 1998

Lehman Brothers Inc.
Bear, Stearns & Co., Inc.
BT Alex. Brown Incorporated
Tucker Anthony Incorporated,
As Representatives of the several
 Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

          Certain stockholders and option holders of Maxwell Shoe Company Inc., a Delaware corporation (the "Company") named in Schedule 2 hereto (the "Selling Stockholders"), propose to sell an aggregate of 5,344,167 shares (the "Firm Stock") of the Company's Class A Common Stock, par value $0.01 per share (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters named in Schedule 1 hereto (the "Underwriters") an option to purchase up to an additional 801,625 shares of the Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." The irrevocable trust established by agreement dated December 23, 1980 for the benefit of Eleanor S. Blum is referred to herein as the "Trust Selling Stockholder." This is to confirm the agreement concerning the purchase of the Stock from the Selling Stockholders and the Company by the Underwriters.

          1.   Representations, Warranties and Agreements of the Company.  The
               ---------------------------------------------------------
Company represents, warrants and agrees that:

          (a) A registration statement on Form S-2 and two amendments thereto, with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933 (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and
(iii)
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become effective under the Securities Act.  Copies of such registration statement and amendment[s] thereto have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph
(1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be.

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company or the Selling Stockholders, threatened or contemplated by the Commission; no order suspending the offering of the Firm Stock or the Option Stock, as the case may be, in any jurisdiction designated by you has been issued and no proceedings for that purpose have been instituted or, to the best knowledge of the Company or the Selling Stockholders, threatened or contemplated, and any request of the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) has been complied with.

          (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

          (d) The documents incorporated by reference in the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the

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

Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the business, prospects, properties, management, condition (financial or other), stockholders' equity or results of operations of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business (the foregoing is collectively referred to herein as a "Material Adverse Change"), and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries, except for liabilities or obligations which are reflected in or contemplated by the Registration Statement and the Prospectus.

          (f) The Company has all requisite corporate power and authority to enter into this Agreement and the Custody Agreement and to perform its obligations hereunder and thereunder. This Agreement, the Custody Agreement and the transactions contemplated herein and therein have been duly and validly authorized by the Company and this Agreement and the Custody Agreement have been duly and validly executed and delivered by the Company; the Custody Agreement (assuming due authorization, execution and delivery by the Custodian and the Selling Stockholders) will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its terms.

          (g) Neither the Company nor any of its subsidiaries is in default in the performance or observance of, or in violation of, any obligation, agreement, covenant or condition contained in any loan agreement, note, contract, instrument, indenture, lease, franchise, license, mortgage, permit or other agreement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, except for such defaults that would not, singly or in the aggregate, have a material adverse effect on the business, prospects, properties, management, condition (financial or other), stockholders' equity or results of operations of the Company and its subsidiaries (the foregoing is collectively referred to herein as a "Material Adverse Effect"). Neither the Company nor any of its subsidiaries is and on each Delivery Date (as hereinafter defined) will be, in violation of any provisions of its Certificate of Incorporation or by-laws.

          (h) The execution, delivery and performance of this Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any loan agreement, note, contract, instrument, indenture, lease, franchise, license, mortgage, permit or other agreement to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, except for such conflicts, breaches, defaults or liens that would not, singly or in the aggregate, have a Material Adverse Effect; (ii) violate or conflict with any provisions of the Certificate of Incorporation or by-laws of the Company or any of its subsidiaries; or (iii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or the property or assets of the Company or any of its subsidiaries, except for such violations or conflicts that would not, singly or in the aggregate, have a Material Adverse Effect.

          (i) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except for any such failure to so qualify which would not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged.

          (j) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of each of the Company and its subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable, conform, in the case of the Company's capital stock, to the description thereof contained in the Prospectus and were not issued and are not now in violation of or subject to any preemptive rights.

          (k) The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable, and will not have been issued in violation of or be subject to any preemptive rights; and the Stock will conform to the description thereof contained in the Prospectus.

          (l) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any third party or any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of the properties or assets of the Company or any of its subsidiaries is required for the execution, delivery and performance of this Agreement or the Custody Agreement or the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of the Option Stock to be issued, sold and delivered by the Company hereunder, except the registration under the Securities Act of the Stock, approval by the National Association of Securities Dealers, Inc. ("NASD") of the underwriting terms and arrangements, and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Stock by the Underwriters.

          (m) There are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (n) Except as described in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

          (o) Ernst & Young LLP, who have certified certain consolidated financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 9(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (p) The conditions for use of Form S-2, as set forth in the General Instructions thereto, have been satisfied.

          (q) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required to be described in the Prospectus which is not so described.

          (r) Each of the Company and its subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability; neither the Company nor any of its subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (s) Each of the Company and its subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries might have) a Material Adverse Effect.

          (t) Except as described in the Prospectus, there is no litigation or governmental proceeding, domestic or foreign, to which the Company or any of its subsidiaries is a party or to which any property, assets or business of the Company or any of its subsidiaries is subject or which is pending or, to the knowledge of the Company, contemplated against the Company or any of its subsidiaries that might result in a Material Adverse Change, or which is required to be disclosed in the Registration Statement and the Prospectus.

          (u) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Stock.

          (v) The consolidated financial statements, including the notes thereto, and supporting schedules included (through incorporation by reference or otherwise) in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

          (w) Neither the Company nor any of its subsidiaries is, and upon consummation of the transactions contemplated hereby will be, subject to registration as an "investment company" under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

          (x) There are no contracts or other documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

          (y) Each of the Company and its subsidiaries has good and valid title to all personal property and assets described in the Prospectus as owned by the Company and its subsidiaries, free and clear of all liens, charges, encumbrances or restrictions, except such as (A) are described in the Prospectus or (B) are neither material in amount nor materially significant in relation to the business of the Company and its subsidiaries; all of the leases and subleases material to the business of the Company and its subsidiaries and under which the Company and its subsidiaries hold properties described in the Prospectus, are in full force and effect, and neither the Company nor any of its subsidiaries has notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of such corporation to the continued possession of the leased or subleased premises under any such lease or sublease, except for such claims which if the subject of an unfavorable decision or resolution would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries owns any real property.

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

          (z) Each of the Company and its subsidiaries has all requisite power and authority, and other than as described in subparagraph (aa) below, each of the Company and its subsidiaries owns, possesses or has obtained all material governmental and business licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and assets and to carry on its business as presently conducted, and as described in the Registration Statement and the Prospectus; no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations.

          (aa) Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use, under license or otherwise, all patents, patent applications, trademarks, trade names, service marks, copyrights, rights, trade secrets, confidential information, processes and formulations used or proposed to be used in the conduct of its business as described in the Prospectus including, but not limited to, Mootsies Tootsies(R), Mootsies Kids(R), Sam & Libby(R), Jones New York(R), Jones New York Sport(R), J.G. Hook(R) and Hook Sport(R) (collectively, the "Intangibles"); to the best of the
                                              -----------
Company's knowledge, neither the Company nor any of its subsidiaries has infringed or is infringing upon the rights of others with respect to the Intangibles, and neither the Company nor any of its subsidiaries has received any notice of conflict with the asserted rights of others with respect to the Intangibles, which could, singly or in the aggregate, have a Material Adverse Effect, and the Company knows of no basis therefor; and, to the best of the Company's knowledge, no others have infringed upon the Intangibles of the Company or any of its subsidiaries.

          (bb) To the best knowledge of the Company, no labor dispute exists with the Company's employees or is imminent that would have a Material Adverse Effect, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, contractors or customers that would have a Material Adverse Effect.

          (cc) Each of the Company and its subsidiaries is in material compliance with applicable existing federal, state and local laws and regulations relating to protection of human health or the environment and has no liability or alleged liability under any such law which is required to be disclosed in the Registration Statement or the Prospectus that is not so disclosed.

          (dd) As of the date of the latest financial statements included in or incorporated by reference in the Registration Statement and the Prospectus, to the best of the Company's knowledge, the Company's inventory was saleable and the Company's accounts receivable were collectible in the ordinary course of the Company's business, subject to posted reserves; and, as of the last day of the calendar month prior to the date hereof, to the best of the Company's knowledge, the Company's inventory was saleable and the Company's accounts receivable were collectible in the ordinary course of the Company's business, subject to posted reserves.

          (ee) Except as described in the Prospectus, to the best of the Company's knowledge, none of the officers and directors listed in the Prospectus under the caption

"Management" has any current plans to terminate his or her present employment with the Company.

          2.   Representations, Warranties and Agreements of the Selling
               ---------------------------------------------------------
Stockholders.  Each Selling Stockholder severally represents, warrants and
------------
agrees that:

          (a) The Selling Stockholder has good and valid title to the shares, if any, of Class B common stock, par value $0.01 per share, of the Company (the "Class B Common Stock"), which will be converted into the Stock and the options, if any, with respect to Common Stock held by the Selling Stockholder which will be exercised immediately prior to the First Delivery Date (as defined in Section 5 hereof); and immediately prior to the First Delivery Date the Selling Stockholder will have good and valid title to the shares of Stock to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; such shares have been duly authorized and are validly issued, fully paid and non-assessable; and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

          (b) The Selling Stockholder has placed in custody, or will place in custody prior to the First Delivery Date after conversion of the related Class B Common Stock or exercise of the related options with respect to the Common Stock, under a custody agreement (the "Custody Agreement") with Boston Equiserve Limited Partnership, as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchange) representing the shares of Stock to be sold by the Selling Stockholder hereunder.

          (c) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney" and, together with all other similar agreements executed by the other Selling Stockholders, the "Powers of Attorney") appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

          (d) The Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement; this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder; the Power of Attorney and the Custody Agreement (assuming due authorization, execution and delivery by the Company and the Custodian) will constitute valid and binding agreements of the Selling Stockholder, each enforceable against the Selling Stockholder in accordance with its terms; the execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, any loan agreement, note, contract, instrument, indenture, lease, franchise, license, mortgage, permit or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of the trust agreement of the Selling Stockholder, if applicable, or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration under the Securities Act of the Stock, approval by the NASD of the underwriting terms and arrangements, and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under the state securities or blue sky laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court, agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Stockholder or the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

          (e) To the best of the Selling Stockholder's knowledge, the Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company and the Selling Stockholders through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

          (f) The Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1 hereof are not materially true and correct, is familiar with the Registration Statement and the Prospectus (as amended or supplemented) and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, as of the effective date, or the Prospectus (or any amendment or supplement thereto), as of the applicable filing date, which would have a Material Adverse Effect, and is not prompted to sell shares of Stock by any information concerning the Company which is not set forth in the Registration Statement and the Prospectus.

          (g) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Stock.

          3.   Purchase of the Stock by the Underwriters.  On the basis of the
               -----------------------------------------
representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each Selling Stockholder hereby agrees to sell the number of shares of the Firm Stock set opposite his or her name in Schedule 2 hereto, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from each Selling Stockholder, that number of shares of the Firm Stock which represents the same proportion of the number of shares of the Firm Stock to be sold by each Selling Stockholder, as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

          In addition, the Company grants to the Underwriters an option to purchase up to 801,625 shares of Option Stock. Such option is granted for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in Schedule 1 hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts.
The price of both the Firm Stock and any Option Stock to be purchased by the Underwriters shall be $[_____] per share.

          The Company and the Selling Stockholders shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

          4.   Offering of Stock by the Underwriters.  Upon authorization by the
               -------------------------------------
Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

          5.   Delivery of and Payment for the Stock.  Delivery of and payment
               -------------------------------------
for the Firm Stock shall be made at the office of Milbank, Tweed, Hadley & McCloy, One Chase Manhattan Plaza, New York, NY 10005, at 10:00 A.M., New York City time, on the [fourth] full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Selling Stockholders shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Selling Stockholders of the purchase price by wire transfer in immediately available funds, net of any payments to the Company in immediately available funds to be effected by wire transfer to the Company on the First Delivery Date pursuant to an instruction delivered by the Company and the Selling Stockholders to the Representatives with respect to (i) the exercise price due the Company in connection with the exercise of options that give rise to the Firm Stock being sold on the First Delivery Date and (ii) amounts required to be withheld by the Company in respect of taxes due as a result of such exercise of options and sale of Firm Stock. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Selling Stockholders shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as a "Second Delivery Date" and the First Delivery Date and any Second Delivery Date are sometimes each referred to as a "Delivery Date".

          Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on such Second Delivery Date. On such Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to such Second Delivery Date.

          6.   Further Agreements of the Company.  The Company agrees:
               ---------------------------------

          (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any

Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

          (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

          (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

          (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

          (f) To make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to the Underwriters as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the Effective Date occurs, an earning statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the Effective Date;

          (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or national securities market upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or market or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

          (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (i) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than (x) the Stock, (y) shares issued pursuant to employee benefit plans, nonqualified or qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights, and (z) 100,000 shares of Common Stock (the "Foundation Shares") to be issued to Maxwell V. Blum upon the conversion of a corresponding amount of Class B Common Stock, such Foundation Shares to be donated to the Maxwell V. Blum Family Foundation on or about the First Delivery
Date), or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc.; and to cause each officer and director of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in the form of Exhibit A hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (other than, in the case of Mr. Blum, the Foundation Shares) or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 90 days from the date of the Prospectus, without the prior written consent of Lehman Brothers Inc.;

          (j) Prior to the Effective Date, to apply for the inclusion of the Stock on the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ NMS") and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date;

          (k) To apply the net proceeds, if any, from the sale of the Stock being sold by the Company as set forth in the Prospectus;

          (l) To take such steps as shall be necessary to ensure that the Company shall not become an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder; and

          (m) Not to issue additional shares of Class B Common Stock, except in conjunction with stock splits, reverse stock splits, stock dividends, reclassifications and similar transactions and events regarding the Common Stock that would otherwise have the effect of changing the conversion rights of the Class B Common Stock relative to the Common Stock; and as soon as practicable after the First Delivery Date, but in no event later than the Company's next regularly scheduled annual meeting of stockholders after the date hereof, to seek stockholder approval to amend the Company's Certificate of Incorporation to eliminate the authorization for the issuance of Class B Common Stock.

          7.   Further Agreements of the Selling Stockholders.  Each Selling
               ----------------------------------------------
Stockholder agrees:

          (a) For a period of 90 days from the date of the Prospectus, not to, directly or indirectly,(1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and, in the case of Mr. Blum, the Foundation Shares) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc.;

          (b) That the Stock to be sold by the Selling Stockholder hereunder, which is represented by the certificates or options held in custody for the Selling Stockholder, is subject to the interest of the Underwriters and the other Selling Stockholders thereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event;

          (c) To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-9; and

          (d) To convert, prior to the First Delivery Date, all shares of Class B Common Stock that are owned by the Selling Stockholder into shares of Common Stock, or to exercise, prior to the First Delivery Date, all options to purchase shares of Common Stock, as the case may be, which shares will constitute not less than the required number of shares of Stock to be sold by the Selling Stockholder to the Underwriters under this Agreement.

          8.   Expenses.  The Company agrees (except to the extent that
               --------
applicable law requires payment of any such expenses on a pro rata basis between the Company and the Selling Stockholders or except as otherwise agreed between the Company and the Selling Stockholders) to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the stock; (e) the costs of delivering and distributing the Custody Agreements and the Powers of Attorney; (f) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock (including related fees and expenses of counsel to the Underwriters); (g) any applicable listing or other fees; (h) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6(h) and of preparing, printing and distributing a blue sky Memorandum (including related fees and expenses of counsel to the Underwriters); and (i) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement except commissions and discounts incurred by the Selling Stockholders in respect of shares of Stock to be sold by the Selling Stockholders to the Underwriters under this Agreement; provided that, except as provided in this Section 8 and in Section 13 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters.

          9.   Conditions of Underwriters' Obligations.  The respective
               ---------------------------------------
obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreement, the Powers of Attorney, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Gibson, Dunn & Crutcher LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated the First Delivery Date and each such other Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except for any such failure to so qualify which would not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus;

               (iii) Except as disclosed in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's Certificate of Incorporation or by-laws or any agreement or other instrument known to such counsel;

               (iv) To the best of such counsel's knowledge, there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, governmental or regulatory agency or body pending, threatened against, or involving the properties or business of, the Company or any of its subsidiaries that might have a Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

               (v) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in default in the performance or observance of, or in violation of, any loan agreement, note, contract, instrument, indenture, lease, franchise, license, mortgage, permit or other agreement to which it is a party or by which it is bound or to which any of its properties are subject and that is filed as an exhibit to the Registration Statement, except for such defaults that would not have a Material Adverse Effect. To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or by-laws.

               (vi) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

               (vii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the documents incorporated by reference in the Prospectus (other than the financial statements, financial data and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

               (viii) The statements contained in the Prospectus under the caption "Certain United States Federal Tax Considerations for Non-U.S. Holders of Class A Common Stock", insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof;

               (ix) The descriptions in the Prospectus of the statutes, regulations, legal or governmental proceedings, contracts and other documents therein described fairly summarize the information required to be shown in all material respects.

               (x) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Registration Statement or the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

               (xi) The Company has all requisite corporate power and authority to enter into this Agreement and the Custody Agreement and to perform its obligations hereunder and thereunder; this Agreement has been duly authorized, executed and delivered by the Company; the Custody Agreement has been duly authorized, executed and delivered by the Company, and (assuming due execution and delivery by the Custodian and the Selling Stockholder) will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms; except (x) as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (y) as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

               (xii) The issue and sale of the shares of Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, any loan agreement, note, contract, instrument, indenture, lease, franchise, license, mortgage, permit or other agreement known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or by-laws of the Company or any judgment, decree, order, statute, rule or regulation known to such counsel of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or the property or assets of the Company, except in any such case for such conflicts, breaches, violations or defaults that would not, singly or in the aggregate, have a Material Adverse Effect; and, except for such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or as may be required under state securities or Blue sky laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court, agency or body is required for the execution, delivery and performance of this Agreement and the Custody Agreement by the Company or the consummation of the transactions contemplated hereby and thereby;

               (xiii) To the best of such counsel's knowledge, and except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (xiv) Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use the Intangibles; to the best of such counsel's knowledge, neither the Company nor any of its subsidiaries has infringed or is infringing upon the rights of others with respect to the Intangibles; and, to the best of such counsel's knowledge, neither the Company nor any of its subsidiaries has received any notice of conflict with the asserted rights of others with respect to the Intangibles which might, singly or in the aggregate, have a Material Adverse Effect and such counsel is not aware of any licenses with respect to the Intangibles which are required to be obtained by the Company or any of its subsidiaries which have not been obtained by the Company or any of its subsidiaries; and

               (xv) The Common Stock currently outstanding is listed, and the shares of Stock to be sold under this Agreement to the Underwriters are duly authorized for quotation, on the NASDAQ NMS.

               In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the States of New York and California and the General Corporation Law of the State of Delaware and (ii) rely upon the opinion of other counsel of good standing familiar with applicable laws provided that (A) such other counsel is satisfactory to counsel for the Underwriters, (B) such other counsel furnishes a copy of such opinion addressed to the Representatives and dated such Delivery Date and (C) the opinion of Gibson, Dunn & Crutcher LLP states that the opinion of such other counsel is in form satisfactory to Gibson, Dunn & Crutcher LLP and, in Gibson, Dunn & Crutcher LLP's opinion, the Underwriters and Gibson, Dunn & Crutcher LLP are justified in relying thereon. In rendering such opinion on a Delivery Date other than the First Delivery Date, such counsel may omit any references to the Custody Agreement. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contained as of its date or contains as of such Delivery Date any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Prospectus and the Registration Statement when they were filed with the Commission contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

          (e) Lourie & Cutler P.C., special counsel for the Company and special counsel for the Selling Stockholders, shall have furnished to the Representatives its written opinion, as counsel to the Selling Stockholders, addressed to the Underwriters and dated the First Delivery Date and each such other Delivery Date (but only as to matters pertaining to the Company), in form and substance reasonably satisfactory to the Representatives, to the effect that:

               (i) Each Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement;

               (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder;

               (iii) A Power-of-Attorney and the Custody Agreement have been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and (assuming due authorization, execution and delivery by the Custodian) will constitute valid and binding agreements of each Selling Stockholder, enforceable against each Selling Stockholder in accordance with their respective terms, except
          (x) as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (y) as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

               (iv) The execution, delivery and performance of this Agreement, the Power of Attorney and the Custody Agreement by each Selling Stockholder and the consummation by each Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, any loan agreement, note, contract, instrument, indenture, lease, franchise, license, mortgage, permit or other agreement known to such counsel to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the property or assets of any Selling Stockholder is subject, nor will such actions result in any violation of the provisions of the trust agreement of any Selling

          Stockholder or any judgment, decree, order, statute, rule or regulation known to such counsel of any court or any public, governmental or regulatory agency or body having jurisdiction over any Selling Stockholder or the property or assets of any Selling Stockholder; and, except for such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court, agency or body is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by any Selling Stockholder or the consummation by any Selling Stockholder of the transactions contemplated hereby and thereby;

               (v) Immediately prior to the First Delivery Date, each Selling Stockholder had good and valid title to the shares of Stock to be sold by each Selling Stockholder under this Agreement free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver such shares to be sold by such Selling Stockholder hereunder;

               (vi) Good and valid title to the shares of Stock to be sold by each Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters;

               (vii) The Company is duly qualified to do business and is in good standing as a foreign corporation in the state of Massachusetts; and

               (viii) The issue and sale of the shares of Stock being delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the Custody Agreement and the consummation of the transactions contemplated hereby and thereby will not result in a breach or violation of the provisions of any judgment, decree, order, statute, rule or regulation known to such counsel of any court or any public, governmental or regulatory agency or body in the state of Massachusetts; and except for such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as have been obtained or as may be required under the securities or blue sky laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court, agency or body is required for the execution, delivery and performance of this Agreement and the Custody Agreement. by the Company or the consummation of the transactions contemplated hereby and thereby.

          In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Massachusetts and (ii) in rendering the opinion in Section 9(e)(v) above, rely upon a certificate of each Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on the shares of Stock sold by such Selling Stockholder, provided that such counsel shall furnish copies thereof to the Representatives and state that it believes that both the Underwriters and it are justified in relying upon such certificate.

          (f) The Representatives shall have received from Milbank, Tweed, Hadley & McCloy, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (g) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (h) With respect to the letter of Ernst & Young referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and the Rules and Regulations and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and
(iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (i) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

               (i) The representations, warranties and agreements of the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(k) have been fulfilled; and

               (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of the date thereof and as of such Delivery Date, the Prospectus did not and does not contain any untrue statement of a material fact and did not and does not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

          (j) Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders) shall have furnished to the Representatives on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, the Selling Stockholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of the First Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to the First Delivery Date. Any Selling Stockholder which is a trust shall have furnished to the Representatives the documents or agreements, including but not limited to the trust agreement, which authorize the trustee of such trust to act on behalf of the trust as a Selling Stockholder hereunder and to comply with and perform this Agreement.

          (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

          (m) The NASDAQ NMS shall have approved the Stock for inclusion, subject only to official notice of issuance.

          (n) Each of the directors and officers of the Company shall have furnished to the Representatives letters dated the First Delivery Date in the form of Exhibit A hereto.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          10.  Indemnification and Contribution.
               --------------------------------

          (a) The Company and the Selling Stockholders (other than the Trust Selling Stockholder), jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees, each of its directors and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee, director or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any blue sky application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Selling Stockholders shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee, director or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee, director or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the

Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company and the Selling Stockholders through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability which the Company or any Selling Stockholder may otherwise have to any Underwriter or to any officer, employee, director or controlling person of that Underwriter.

          (b) The Trust Selling Stockholder shall indemnify and hold harmless each Underwriter, its officers and employees, each of its directors and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee, director or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any blue sky application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Trust Selling Stockholder shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee, director or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee, director or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Trust Selling Stockholder shall be liable only to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning the Trust Selling Stockholder furnished to the Company and the Representatives specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Trust Selling Stockholder may otherwise have to any Underwriter or to any officer, employee, director or controlling person of that Underwriter.

          (c) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, each person, if any, who controls the Company within the meaning of the Securities Act, and each of the Selling Stockholders from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, any such director, officer, employee or controlling person or any such Selling Stockholder may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any blue sky application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any blue sky application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company and the Selling Stockholders through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company, any such director, officer, employee or controlling person and any such Selling Stockholder for any legal or other expenses reasonably incurred by the Company, any such director, officer, employee or controlling person or any such Selling Stockholder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, any such director, officer, employee or controlling person or any such Selling Stockholder.

          (d) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding anything to the contrary in the provisions of this Section 10(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(e) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.

          (f) The Underwriters severally confirm and the Company and the Selling Stockholders acknowledge that the statements with respect to the public offering of the Stock by the Underwriters set forth in the last paragraph on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company and the Selling Stockholders by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          (g) Each Selling Stockholder hereby designates C.T. Corporation, 1633 Broadway, New York, NY 10019 as its authorized agent, upon which process may be served in any action which may be instituted in any state or federal court in the State of New York by any Underwriter, any director, officer or employee of any Underwriter or any person controlling any Underwriter asserting a claim for indemnification or contribution under or pursuant to this Section 10, and each Selling Stockholder will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Selling Stockholder, at the address for notices specified in Section 14.

          (h) Notwithstanding anything to the contrary in the foregoing provisions of this Section 10, no Selling Stockholder shall be required to pay or contribute any amount pursuant to any provision of this Section 10 in excess of the total net proceeds (before deducting expenses and in the case of the Trust Selling Stockholders, after the payment of any taxes due as a result of the sale of Stock) received by such Selling Stockholder from the offering of the Stock purchased by the underwriters from such Selling Stockholder under this Agreement.

          11.  Defaulting Underwriters.  If, on any Delivery Date, any
               -----------------------
Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in
Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to a Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except that the Company and the Selling Stockholders will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in
Schedule 1 hereto who, pursuant to this Section 11, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company and the Selling Stockholders may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company and the Selling Stockholders or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          12.  Termination.  The obligations of the Underwriters hereunder may
               -----------
be terminated by the Representatives by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 9(k) or 9(l), shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

          13.  Reimbursement of Underwriters' Expenses.  If the Company or any
               ---------------------------------------
Selling Stockholder (the "Defaulting Person") shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Defaulting Person to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Defaulting Person is not fulfilled, the Defaulting Person will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock to be sold by the Defaulting Person, and upon demand the Defaulting Person, shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, neither the Company nor any Selling Stockholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

          14.  Notices, etc.  All statements, requests, notices and agreements
               ------------
hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10/th/ Floor, New York, NY 10285;

          (b) if to the Selling Stockholders, shall be delivered or sent by mail, telex or facsimile transmission to Mark J. Cocozza at the address of the Company set forth in the Registration Statement (Fax: (617) 364-9058); and

          (c) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Mr. Mark J. Cocozza (Fax: (617) 364-9058);

provided, however, that any notice to an Underwriter pursuant to Section 10(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives and the Company and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholders by the Custodian.

          15.  Persons Entitled to Benefit of Agreement.  This Agreement shall
               ----------------------------------------
inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 14 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 14 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          16.  Survival.  The respective indemnities, representations,
               --------
warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          17.  Definition of the Term "Business Day".  For purposes of this
               -------------------------------------
Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

          18.  Counterparts.  This Agreement may be executed by fax in one or
               ------------
more counterparts and, if executed in more than one counterpart, the executed counterparts (by facsimile or otherwise) shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          19.  Headings.  The headings herein are inserted for convenience of
               --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,


                              MAXWELL SHOE COMPANY INC.


                              By:_____________________________________
                                Name:
                                Title:



                              The Selling Stockholders named
                              in Schedule 2 to this Agreement


                              By:_____________________________________
                                Attorney-in-Fact



Accepted:

LEHMAN BROTHERS INC.
BEAR, STEARNS & CO., INC.
BT ALEX. BROWN INCORPORATED
TUCKER ANTHONY INCORPORATED

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By: LEHMAN BROTHERS INC.



   By:_____________________________________
     Authorized Representative

                                   SCHEDULE 1

                                                     Number of
Underwriters                                    Shares of Firm Stock
------------                                    ---------------------

Lehman Brothers Inc...........................
Bear, Stearns & Co., Inc......................
BT Alex. Brown Incorporated...................
Tucker Anthony Incorporated...................
          Total...............................        5,344,167
                                                      =========

                                   SCHEDULE 2



                                                        Number of
Selling Stockholders                               Shares of Firm Stock
--------------------                               --------------------
Maxwell V. Blum.............................                788,790
Mark J. Cocozza.............................                300,000
Betty Ann Blum..............................              1,728,387
Marjorie W. Blum............................              1,728,387
David Andelman, as
 Trustee of the Maxwell V.
 Blum Irrevocable Trust UA 12/23/80
 FBO Eleanor S. Blum........................                798,603
                                                          ---------

                  Total.....................              5,344,167
                                                          =========

                                                                       Exhibit A


                            LOCK-UP LETTER AGREEMENT



LEHMAN BROTHERS INC.
BEAR, STEARNS & CO., INC.
BT ALEX. BROWN INCORPORATED
TUCKER ANTHONY INCORPORATED
As Representatives of the
 several underwriters
c/o LEHMAN BROTHERS INC.
Three World Financial Center
New York, NY   10285

Dear Sirs:

     The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares (the "Shares") of Class A Common Stock, par value $.01 per share (the "Common Stock"), of Maxwell Shoe Company Inc.(the "Company") and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

     In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares [and the Foundation Shares (as defined in the Underwriting Agreement)])/1/ owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 90 days after the date of the final Prospectus relating to the Offering.

          In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

-----------------------
/1/   Insert in the Lock-up Letter Agreement to be delivered by Mr. Blum.

     It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, we will be released from our obligations under this Lock-Up Letter Agreement.

     The undersigned understands that the Company, the Underwriters and the stockholders selling shares in the Offering will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                              Very truly yours,



                              __________________________________
                              Name:
                              Title:


Dated:  April ___, 1998


                                       2